Exhibit 99.1

Contact:
Kathleen Nemeth	Omnicell, Inc.
Senior Vice President, Investor Relations	4220 North Freeway
650-435-3318	Fort Worth, TX 76137
Kathleen.Nemeth@Omnicell.com

Omnicell Announces Chief Financial Officer Transition

Company Reiterates First Quarter and Full Year 2025 Guidance

FORT WORTH, Texas – March 12, 2025 -- Omnicell, Inc. (NASDAQ:OMCL) (“Omnicell,” “we,” “our,” “us,” “management,” or the “Company”), a leader in transforming the pharmacy and nursing care delivery model, today announced that Nchacha Etta will be stepping down from his role as Executive Vice President and Chief Financial Officer, effective September 15, 2025 or until a successor is named. Mr. Etta will continue to serve as Executive Vice President and Chief Financial Officer while Omnicell searches for a new Chief Financial Officer and will work to ensure a smooth transition of his role and responsibilities. The Company has commenced a national search for his successor.

“Since joining Omnicell in mid-2023, Nchacha’s insights and contributions have been invaluable as we worked to integrate recent acquisitions, implement operational efficiencies, and navigate challenging industry headwinds,” said Randall Lipps, chairman, president, chief executive officer, and founder of Omnicell. “On behalf of myself and the Board of Directors, I would like to thank Nchacha for his dedication and wish him all the best in his future endeavors.”

Omnicell today reiterates its first quarter and full year 2025 guidance provided with the Company’s previously issued fiscal year and fourth quarter 2024 earnings release on February 6, 2025.

“As we progress through 2025, we remain focused on successfully executing on our strategic priorities and driving long-term revenue growth while striving to deliver the innovation and expertise that should help our customers achieve enhanced clinical and operational outcomes, as they seek to move closer to the industry-defined vision of the Autonomous Pharmacy,” Mr. Lipps said.

About Omnicell

Since 1992, Omnicell has been committed to transforming pharmacy and nursing care through outcomes-centric solutions designed to deliver clinical and business outcomes across all settings of care. Through a comprehensive portfolio of robotics and smart devices, intelligent software workflows, and data and analytics, all optimized by expert services, Omnicell solutions are helping healthcare facilities worldwide to uncover cost savings, improve labor efficiency, establish new revenue streams, enhance supply chain control, support compliance, and move closer to the industry-defined vision of the Autonomous Pharmacy. To learn more, visit omnicell.com.

From time to time, Omnicell may use the Company’s investor relations website and other online social media channels, including its LinkedIn page www.linkedin.com/company/omnicell, and Facebook page www.facebook.com/omnicellinc, to disclose material non-public information and comply with its disclosure obligations under Regulation Fair Disclosure (“Reg FD”).

OMNICELL and the Omnicell logo are registered trademarks of Omnicell, Inc.

Forward-Looking Statements

To the extent any statements contained in this press release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, statements including the words “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “plan,” “potential,” “anticipate,” “believe,” “forecast,” “guidance,” “outlook,” “goals,” “target,” “estimate,” “seek,” “predict,” “project,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to the occurrence of many events outside Omnicell’s control. Such statements include, but are not limited to, Omnicell’s projected product bookings, revenues, including product, service, technical services and SaaS and Expert Services revenues, annual recurring revenue, non-GAAP EBITDA, and non-GAAP earnings per share; expectations regarding the Chief Financial Officer search; expectations regarding our products and services and developing new or enhancing existing products and solutions and the related objectives and expected benefits (and any implied financial impact); our ability to drive long-term revenue growth; and statements about Omnicell’s strategy, plans, objectives, promise and purpose, goals, opportunities, and market or Company outlook. Actual results and other events may differ significantly from those contemplated by forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, (i) unfavorable general economic and market conditions, including the impact and duration of inflationary pressures, (ii) Omnicell’s ability to take advantage of growth opportunities and develop and commercialize new solutions and enhance existing solutions, (iii) reduction in demand in the capital equipment market or reduction in the demand for or adoption of our solutions, systems, or services, (iv) delays in installations of our medication management solutions or our more complex medication packaging systems, (v) risks related to Omnicell’s investments in new business strategies or initiatives, including its transition to selling more products and services on a subscription basis, and its ability to acquire companies, businesses, or technologies and successfully integrate such acquisitions, (vi) ability to realize the benefits of our expense containment initiatives, (vii) risks related to failing to maintain expected service levels when providing our SaaS and Expert Services or retaining our SaaS and Expert Services customers, (viii) Omnicell’s ability to meet the demands of, or maintain relationships with, its institutional, retail, and specialty pharmacy customers, (ix) risks related to climate change, legal, regulatory or market measures to address climate change and related emphasis on ESG matters by various stakeholders, (x) changes to the 340B Program, (xi) risks related to the incorporation of artificial intelligence technologies into our products, services and processes or our vendors offerings, (xii) Omnicell’s substantial debt, which could impair its financial flexibility and access to capital, (xiii) covenants in our credit agreement could restrict our business and operations, (xiv) continued and increased competition from current and future competitors in the medication management automation solutions market and the medication adherence solutions market, (xv) risks presented by government regulations, legislative changes, fraud and anti-kickback statues, products liability claims, the outcome of legal proceedings, and other legal obligations related to healthcare, privacy, data protection, and information security, and the costs of compliance with, and potential liability associated with, our actual or perceived failure to comply with such obligations, including any potential governmental investigations and enforcement actions, litigation, fines and penalties, exposure to indemnification obligations or other liabilities, and adverse publicity related to the same; (xvi) any disruption in Omnicell’s information technology systems and breaches of data security or cyber-attacks on its systems or solutions, including the previously disclosed ransomware incident and any potential adverse legal, reputational, and financial effects that may result from it and/or additional cybersecurity incidents, as well as the effectiveness of business continuity plans during any future cybersecurity incidents, (xvii) risks associated with operating in foreign countries, (xviii) Omnicell’s ability to recruit and retain skilled and motivated personnel, (xix) Omnicell’s ability to protect its intellectual property, (xx) risks related to the availability and sources of raw materials and components or price fluctuations, shortages, or interruptions of supply, (xxi) Omnicell’s dependence on a limited number of suppliers for certain components, equipment, and raw materials, as well as technologies provided by third-party vendors, (xxii) fluctuations in quarterly and annual operating results may make our future operating results difficult to predict, (xxiii) failing to meet (or significantly exceeding) our publicly announced financial guidance, and (xxiv) other risks and uncertainties further described in the “Risk Factors” section of Omnicell’s most recent Annual Report on Form 10-K, as well as in Omnicell’s other reports filed with or furnished to the United States Securities and Exchange Commission (“SEC”), available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date of this press release. Omnicell assumes no obligation to update any such statements publicly, or to update the reasons actual results could differ materially from those expressed or implied in any forward-looking statements, whether as a result of changed circumstances, new information, future events, or otherwise, except as required by law.

Kathleen Nemeth
Senior Vice President, Investor Relations
650-435-3318
Kathleen.Nemeth@Omnicell.com

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